                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information of the Polaris Plus Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated February 11, 2003, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated July 7, 2003, relating to the financial statements of Variable Annuity Account Seven. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Los Angeles, California
August 15, 2003